JOINT FILING AGREEMENT

     Pursuant to and in accordance with Rule 13d-1(k)(1) under the Securities Exchange Act of 1934, the undersigned hereby agree to jointly file the Schedule 13D/A dated May 12, 2000 and any amendments thereto with respect to the beneficial ownership by each of the undersigned of shares of common stock of Impax Laboratories, Inc. Such joint filings may be executed by one or more of us on behalf of each of the undersigned.

     This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

Executed this 12th day of May, 2000.


                                    FLEMING US DISCOVERY FUND III, L.P.

                                    By: Fleming US Discovery Partners, L.P.,
                                        its general partner

                                    By: Fleming US Discovery, LLC, its
                                        general partner

                                    By: /s/ Robert L. Burr
                                        ----------------------------------------
                                        Robert L. Burr, Member


                                    FLEMING US DISCOVERY OFFSHORE FUND III, L.P.

                                    By: Fleming US Discovery Partners, L.P.,
                                        its general partner

                                    By: Fleming US Discovery, LLC, its
                                        general partner

                                    By: /s/ Robert L. Burr
                                        ----------------------------------------
                                        Robert L. Burr, Member


                                    FLEMING US DISCOVERY PARTNERS, L.P.

                                    By: Fleming US Discovery, LLC, its
                                        general partner

                                    By: /s/ Robert L. Burr
                                        ----------------------------------------
                                        Robert L. Burr, Member


                                    FLEMING US DISCOVERY, LLC

                                    By: /s/ Robert L. Burr
                                        ----------------------------------------
                                        Robert L. Burr, Member


                                    ROBERT FLEMING, INC.

                                    By: /s/ Arthur A. Levy
                                        ----------------------------------------
                                        Arthur A. Levy, Director


                                    ROBERT FLEMING HOLDINGS, LTD.

                                    By: /s/ Arthur A. Levy
                                        ----------------------------------------
                                        Arthur A. Levy, Director